                                                                    Exhibit 25.3
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)   [ ]
                          ___________________________

                              THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

              New York                                 13-5160382
       (State of incorporation                      (I.R.S. employer
     if not a U.S. national bank)                  identification no.)

    One Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)               (Zip code)

                          ___________________________

                           SANDY SPRING BANCORP, INC.
              (Exact name of obligor as specified in its charter)

              Maryland                                52-1532952
   (State or other jurisdiction of                  (I.R.S. employer
    incorporation or organization)                 identification no.)

        17801 Georgia Avenue
           Olney, Maryland                               20832
(Address of principal executive offices)               (Zip code)

                          ___________________________

    Guarantee of Trust Preferred Securities of Sandy Spring Capital Trust I
                      (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

-------------------------------------------------------------------------------------------
                    Name                                           Address
-------------------------------------------------------------------------------------------
    Superintendent of Banks of the State of             2 Rector Street, New York, N.Y.
    New York                                            10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                    33 Liberty Plaza, New York, N.Y.
                                                        10045

    Federal Deposit Insurance Corporation               Washington, D.C.  20429

    New York Clearing House Association                 New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of November, 1999.

                              THE BANK OF NEW YORK

                              By:    /s/MICHAEL CULHANE
                                 --------------------------
                              Name:  MICHAEL CULHANE
                              Title: VICE PRESIDENT

                                   SIGNATURE


        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of November, 1999.


                                   THE BANK OF NEW YORK



                                   By: /s/ Michael Culhane
                                       -------------------
                                   Name:  Michael Culhane
                                   Title: Vice President

                                                                       EXHIBIT-7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                             Dollar Amounts
                                                    In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and      $ 5,597,807
  coin...........................................
 Interest-bearing balances.......................     4,075,775
Securities:
 Held-to-maturity securities.....................       785,167
 Available-for-sale securities...................     4,159,891
Federal funds sold and Securities purchased           2,476,963
 under agreements to resell......................
Loans and lease financing receivables:
 Loans and leases, net of unearned
 income...............38,028,772
 LESS: Allowance for loan and
 lease losses............568,617
 LESS: Allocated transfer risk
 reserve........................16,352
 Loans and leases, net of unearned income,           37,443,803
  allowance, and reserve.........................
Trading Assets...................................     1,563,671
Premises and fixed assets (including capitalized        683,587
 leases).........................................
Other real estate owned..........................        10,995
Investments in unconsolidated subsidiaries and          184,661
 associated companies............................
Customers' liability to this bank on acceptances        812,015
 outstanding.....................................
Intangible assets................................     1,135,572
Other assets.....................................     5,607,019
                                                    -----------
Total assets.....................................   $64,536,926
                                                    ===========
LIABILITIES
Deposits:
 In domestic offices.............................   $26,488,980
 Noninterest-bearing  10,626,811
 Interest-bearing  15,862,169
 In foreign offices, Edge and Agreement              20,655,414
  subsidiaries, and IBFs.........................
 Noninterest-bearing  156,471
 Interest-bearing  20,498,943
Federal funds purchased and Securities sold           3,729,439
 under agreements to repurchase..................
Demand notes issued to the U.S.Treasury..........       257,860
Trading liabilities..............................     1,987,450
Other borrowed money:
 With remaining maturity of one year or less.....       496,235
 With remaining maturity of more than one year              465
  through three years............................
 With remaining maturity of more than three years        31,080
Bank's liability on acceptances executed and            822,455
 outstanding.....................................
Subordinated notes and debentures................     1,308,000
Other liabilities................................     2,846,649
                                                    -----------
Total liabilities................................    58,624,027
                                                    ===========
EQUITY CAPITAL
Common stock.....................................     1,135,284
Surplus..........................................       815,314
Undivided profits and capital reserves...........     4,001,767
Net unrealized holding gains (losses) on
 available-for-sale securities...................        (7,956)
Cumulative foreign currency translation
 adjustments.....................................       (31,510)
Total equity capital.............................     5,912,899
                                                    -----------
Total liabilities and equity capital.............   $64,536,926
                                                    ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni  )
Alan R. Griffith )              Directors
Gerald L. Hassell)